NATIONWIDE VARIABLE INSURANCE TRUST
NVIT American Funds Growth Fund
NVIT American Funds Global Growth Fund
NVIT American Funds Growth-Income Fund
NVIT American Funds Asset Allocation Fund
NVIT American Funds Bond Fund

Supplement dated January 23, 2026
to the Statement of Additional Information (“SAI”) dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT American Funds Global Growth Fund (“Global Growth Fund”) and NVIT American Funds Growth-Income Fund (“Growth-Income Fund”)

Effective immediately, the SAI is amended as follows:

1.	All references to, and information regarding, Piyada Phanaphat and Keiko McKibben are deleted in their entirety.

2.
The portions of the table relating to the Global Growth Fund and the Growth-Income Fund under the section entitled “Portfolio Manager fund holdings and management of other accounts” under the heading “Appendix C – Portfolio Managers” are supplemented as follows:

Portfolio Manager/Investment Professional	Number of Other Registered Investment Companies (RICs) for which Portfolio Manager or Investment Professional Manages (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager or Investment Professional Manages (Assets of PIVs in Billions) [1,2]		Number of Other Accounts for which Portfolio Manager or Investment Professional Manages (Assets of Other Accounts in Billions)[1,2]
Global Growth Fund
Mathews Cherian[3]	4	$480.8	5	$16.92	None
Growth-Income Fund
Brad Barrett[3]	2	$105.7	2	$4.63	None
Cheryl E. Frank[3]	4	$120.2	1	$4.69	128	$19.24
Martin Jacobs[3]	6	$419.3	6	$13.80	None
Jessica C. Spaly[3]	6	$655.5	6	$78.07	None
1 Indicates other RICs, PIVs or other accounts managed by Capital Research Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities.  Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.  No RIC, PIV or other account has an advisory fee that is based on performance of the RIC, PIV or other account.
2 Personal brokerage accounts of portfolio managers and their families are not reflected.
3 Information is as of October 31, 2025.

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